 FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT Dated as of March 30, 1999 between and among RED RIVER ENERGY, L.L.C. and RED RIVER FIELD SERVICES, L.L.C "Borrowers" and BANK OF OKLAHOMA, NATIONAL ASSOCIATION "BANK" FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT THIS FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of March 30, 1999, is made and entered into between and among RED RIVER ENERGY, L.L.C., an Oklahoma limited liability company ("Energy"), and RED RIVER FIELD SERVICES, L.L.C, an Oklahoma limited liability company ("Services") (Energy and Services being collectively referred to herein as the "Borrowers") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION("Bank"). WITNESSETH: WHEREAS, Energy and the Bank entered into that certain Revolving Credit Agreement dated as of August 5, 1998 (the "Existing Agreement") pursuant to which the Bank established a $25,000,0000 reducing revolving line of credit (initially subject to a Collateral Borrowing Base of $5,800,000 for the purposes therein set forth and on the conditions, limitations, terms and provisions therein provided; WHEREAS, Borrowers have applied to Bank for certain modifications and amendments to the Existing Agreement, including without limitation, an increase in the Collateral Borrowing Base to $7,700,000, elimination of the reducing borrowing base feature thereof, and with the increased funds available pursuant to the Commitment being for the purpose of funding (i) purchases of producing oil and gas properties and undivided leasehold working interests, including the acquisition by Energy of certain oil and gas properties and the acquisition by Services of a pipeline and gathering system, each from McIntosh Gas Company (the "Seller"), as more particularly described in the Amended Mortgage herein (collectively the "McIntosh Properties") for approximately $_________ concurrently herewith, (ii) workovers and exploration expenses in connection with the McIntosh Properties and other development, drilling and operating expenses pertaining thereto, (iii) the issuance of standby letters of credit on either Borrowers' account as the operator of certain of its oil and gas producing properties and/or the gathering system; and (iv) general business purposes. WHEREAS, Bank is willing to modify and amend the Commitment to the Borrowers upon the terms and conditions herein set forth, including, without limitation, Borrowers' granting in favor of Bank a continuing and continuous first and prior mortgage lien, pledge of and security interest in certain oil and gas leasehold, mineral and mining interests in certain properties, including the McIntosh Properties, all as more particularly described and defined in the First Amended Mortgage hereinafter defined as collateral and security for all Indebtedness incurred pursuant to the Commitment. NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree, as follows: ARTICLE I CERTAIN DEFINITIONS When used herein, the following terms shall have the following meanings: 1.1 "Applicable Prime Rate" shall mean the annual rate of interest announced by Chase Manhattan Bank, National Association, New York, New York ("Chase") from time to time as its prime or base rate, which shall be the rate used by Chase as a base or standard for pricing purposes and which shall not necessarily be its "best" or lowest rate. Should Chase cease to announce a prime or base rate, or should it be merged, consolidated, liquidated or dissolved in such a manner that it loses its separate corporate or banking identity, then the Applicable Prime Rate shall be the Prime Rate published by the Wall Street Journal in its "Money Rates" column or a similar rate if such rate ceases to be published. Any change in the Applicable Prime Rate shall be effective as of the date of the change. 1.2 "Authorized Signatory(ies)" shall mean either Rolf Hufnagel or Robert E. Davis, Jr., or any other person(s) authorized in writing thereby or pursuant to members/managers resolutions duly adopted by each of the Borrowers' members/executive committee to request Revolving Credit Loan advances hereunder, request the issuance of standby letters of credit or direct voluntary prepayment(s) of the Note as permitted hereby. 1.3 "Base Rate Option" shall have the meaning ascribed to that term in Section 2.8(a) of this Agreement. 1.4 "Business Day" shall mean a day other than a Saturday, Sunday or a day upon which banks in the State of Oklahoma are closed to business generally. 1.5 "Cash Flow Coverage Ratio" shall mean, as of any determination date, with each component calculated in accordance with GAAP on a trailing four quarter basis, the ratio of: Numerator: EBIDA; Denominator: The sum of (i) the current maturities of all Long Term Debt, plus (ii) all interest expense of Borrowers during the preceding 12-month period. 1.6 "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, together with all regulations and rulings promulgated with respect thereto. 1.7 "Closing Date" shall mean March 30, 1999. 1.8 "Collateral" shall have the meaning assigned to that term in Article IV of this Agreement. 1.9 "Collateral Borrowing Base" shall have the meaning ascribed to that term in Section 3.2 of this Agreement. 1.10 "Commitment" shall mean the agreement of Bank to make Revolving Credit Loans under Section 2.1 of this Agreement for the limited purposes therein provided. 1.11 "Commitment Termination Date" shall mean the earlier of July 31, 2001 or such date as the Commitment is otherwise terminated, canceled or extinguished in accordance with the terms and provisions of the Agreement. 1.12 "Corresponding Source of Funds" shall mean in the case of any Libor-Rate Funding Period, the proceeds of hypothetical receipts by Bank through a branch, subsidiary or affiliate of one or more Dollar deposits in the interbank eurodollar market at the beginning of the applicable thirty (30), sixty (60), ninety (90) or one hundred eight (180) day Libor-Rate Funding Period and in an aggregate amount approximately equal to the Loan advances covered by such Funding Period(s). 1.13 "Current Assets" shall mean the value of Borrowers' current assets determined in accordance with GAAP plus, as of any date, the current unused availability on the Commitment. 1.14 "Current Liabilities" shall mean the amount of Borrowers' current liabilities as determined in accordance with GAAP, excluding therefrom current maturities due on the Loans. 1.15 "Current Ratio" shall mean the ratio of Current Assets to Current Liabilities. 1.16 "Debt" shall mean and include, as of any date, all items which, in accordance with GAAP, would be included on the liabilities side of Borrowers' balance sheet, including all obligations under leases which, in accordance with GAAP, would be recorded as capital leases, but excluding stated capital, paid-in capital and retained earnings. 1.17 "Default Rate" shall mean the Applicable Prime Rate plus six percentage points (6%) per annum. 1.18 "Dollar," "Dollars," and the symbol "$" shall mean lawful money of the United States of America. 1.19 "EBIDA" shall mean, as of any determination date the sum of Borrowers' (i) net income for the preceding 12-month period; plus (ii)interest expense during the preceding 12-month period; plus (iii) depreciation and amortization of intangibles expense for the preceding 12-month period (to the extent subtracted in computing net income). 1.20 "Environmental Laws" shall mean Laws, including without limitation federal, state or local Laws, ordinances, rules, regulations, interpretations and orders of courts or administrative agencies or authorities relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land surface and subsurface strata), including without limitation CERCLA, SARA, RCRA, HSWA, OPA, HMTA, TSCA and other Laws relating to (i) Polluting Substances or (ii) the manufacture, processing, distribution, use, treatment, handling, storage, disposal or transportation of Polluting Substances. 1.21 "ERISA" shall mean the Federal Employee Retirement Income Security Act of 1974, as amended, together with all regulations and rulings promulgated with respect thereto. 1.22 "Evaluated Property" shall mean all of the Mortgaged Property and the Other Property, collectively. 1.23 "Event of Default" shall mean any of the events specified in section 8.1 of this Agreement, and "Default" shall mean any event, which together with any lapse of time or giving of any notice, or both, would constitute an Event of Default. 1.24 "Funding Periods" shall have the meaning ascribed to that term in Section 2.8(b) of this Agreement. 1.25 "GAAP" shall mean generally accepted accounting principles applied on a consistent basis in all material respects to those applied in the preceding period. Unless otherwise indicated herein, all accounting terms will be defined according to GAAP. 1.26 "Guaranties" shall mean the limited guaranty agreements of each of the Guarantors, in the form of Exhibits H-1 through H-6, inclusive, to the Existing Agreement. 1.27 "Guarantors" shall mean Rolf Hufnagel, Robert E. Davis, Jr., Stephen J. Vogel, Janet L. McGehee, Billy L. Baysinger and Brent A. Biggs. 1.28 "hereby," "herein," "hereof," "hereunder" and similar such terms shall mean and refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears. 1.29 "HMTA" shall mean the Hazardous Materials Transportation Act, as amended, together with all regulations and rulings promulgated with respect thereto. 1.30 "HSWA" shall mean the Hazardous and Solid Waste Amendments of 1984, as amended, together with all regulations and rulings promulgated with respect thereto. 1.31 "Hydrocarbons" shall have the meaning assigned to that term in the Mortgage. 1.32 "Indebtedness" shall mean and include any and all: (i) indebtedness, obligations and liabilities of Borrowers to Bank incurred or which may be incurred or purportedly incurred hereafter pursuant to the terms of this Agreement or any of the other Loan Documents, and any extensions, renewals, substitutions, amendments and increases in amount thereof, including such amounts as may be evidenced by the Note and all lawful interest, service fees, commitment fees, letter of credit issuance fees and other charges, and all reasonable costs and expenses incurred in connection with the preparation, filing and recording of the Loan Documents, including attorneys fees; (ii) all reasonable costs and expenses, including attorneys' fees, paid or incurred by Bank in enforcing or attempting to enforce collection of any Indebtedness and in enforcing or realizing upon or attempting to enforce or realize upon any collateral or security for any Indebtedness and in protecting and preserving Bank's interest in the Indebtedness or any collateral or security for any Indebtedness in any bankruptcy or reorganization proceeding, including interest on all sums so expended by Bank accruing from the date upon which such expenditures are made until paid, at an annual rate equal to the Default Rate; (iii) sums expended by Bank in curing any Event of Default or Default of Borrowers under the terms of this Agreement, the other Loan Documents or any other security agreement or other writing evidencing or securing the payment of the Note together with interest on all sums so expended by Bank accruing from the date upon which such expenditures are made until paid, at an annual rate equal to the Default Rate; and (iv) all "Indebtedness" or "Secured Indebtedness" as said terms are defined in each of the Loan Documents. 1.33 "Laws" shall mean all statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of the United States, any state or commonwealth, any municipality, any foreign country, any territory or possession, or any Tribunal. 1.34 "Letters of Credit" shall mean any and all letters of credit issued by Bank pursuant to the request of the Borrowers in accordance with the provisions of Section 2.7 hereof which at any time remain outstanding and subject to draw by the beneficiary, whether in whole or in part. 1.35 "Libor-Rate" shall have the meaning ascribed to that term in Section 2.8(a) of this Agreement. 1.36 "Libor-Rate Funding Periods" shall have the meaning ascribed to that term in Section 2.8(b) of this Agreement. 1.37 "Libor-Rate Option" shall have the meaning ascribed to that term in Section 2.8(a) of this Agreement. 1.38 "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement or other similar form of public notice under the Laws of any jurisdiction). 1.39 "Loans" shall mean the Revolving Credit Loans or any advance made by Bank under the Note. 1.40 "Loan Documents" shall mean this Agreement, the Note, the Security Instruments and all other documents, instruments and certificates executed and delivered to Bank by Borrowers pursuant to the terms of this Agreement. 1.41 "Long-Term Debt" shall mean, as of any date, all Debt of Borrowers which, in accordance with GAAP, would be classified as long-term debt or as the long-term portion of capitalized lease obligations on Borrowers' balance sheet. 1.42 "Mortgage" shall have the meaning assigned to that term in Section 4.1 of this Agreement. 1.43 "Mortgaged Property" shall have the meaning assigned to that term in the Mortgage. 1.44 "Note" shall mean the revolving credit note described in Section 2.2 of this Agreement, together with each and every extension, renewal, modification, replacement, substitution and change in form thereof which may be from time to time and for any term or terms effected. 1.45 "OPA" shall mean the Oil Pollution Act of 1990, as amended, together with all regulations and rulings promulgated with respect thereto. 1.46 "Option" shall mean the Base Rate Option or Libor-Rate Option. 1.47 "Other Property" shall have the meaning assigned to that term in Section 3.2(c) of this Agreement. 1.48 "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department, agency or political subdivision thereof. 1.49 "Polluting Substances" shall mean all pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes and shall include, without limitation, any flammable explosives, radioactive materials, oil, hazardous materials, hazardous or solid wastes, hazardous or toxic substances or related materials defined in CERCLA/SARA, RCRA/HSWA and in the HMTA; provided, in the event either CERCLA/SARA, RCRA/HSWA or HMTA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and, provided further, to the extent that the Laws of any State or other Tribunal establish a meaning for "hazardous substance, "hazardous waste," "hazardous material," "solid waste" or "toxic substance" which is broader than that specified in CERCLA/SARA, RCRA/HSWA, or HMTA, such broader meaning shall apply. 1.50 "RCRA" shall mean the Resource Conservation and Recovery Act of 1976, as amended, together with all regulations and rulings promulgated with respect thereto. 1.51 "Revolving Credit Borrowing Base" shall have the meaning ascribed to that term in Section 2.5 of this Agreement. 1.52 "Revolving Credit Loans" shall have the meaning assigned to that term in Section 2.1 of this Agreement. 1.53 "SARA" shall mean the Superfund Amendments and Reauthorization Act of 1987, as amended, together with all regulations and rulings promulgated with respect thereto. 1.54 "Security Instruments" shall mean the Mortgage (as defined in Section 4.1 hereof) and all other financing statements, mortgages, deeds of trust, assignments, lien entry forms, security agreements, documents or writings of any and all amendments and supplements thereto, granting, conveying, assigning, transferring or in any manner providing Bank with a security interest or mortgage lien in any property as security for the repayment of all or any part of the Indebtedness. 1.55 "Seller" shall have the meaning assigned to that term in the Preamble of this Agreement. 1.56 "Taxes" shall mean all taxes, assessments, fees, or other charges or levies from time to time or at any time imposed by any Laws or by any Tribunal. 1.57 "Tribunal" shall mean any municipal, state, commonwealth, Federal, foreign, territorial or other sovereign, governmental entity, governmental department, court, commission, board, bureau, agency or instrumentality. 1.58 "TSCA" shall mean the Toxic Substances Control Act, as amended, together with all regulations and rulings promulgated with respect thereto. 1.59 "WEHLU Properties" shall have the meaning assigned to that term in the Preamble of this Agreement. ARTICLE II REVOLVING CREDIT LOANS 2.1 Revolving Credit Loans. Bank agrees, upon the terms and subject to the conditions hereinafter set forth, to make loans ("Revolving Credit Loans") to Borrowers from the Closing Date until the Commitment Termination Date or until such later date as Bank shall have extended its Commitment in writing unless its Commitment shall be sooner terminated pursuant to the provisions of this Agreement, in such amounts as may from time to time be requested by Borrowers for the purpose of funding its purchase of the McIntosh Properties from the Seller and other acquisitions from time to time; workovers and exploration expenses in connection with the McIntosh Properties or the WEHLU Properties (as defined and described in the Existing Agreement) and other development, drilling and operating expenses for Energy's properties, including without limitation the McIntosh Properties; the issuance of standby letters of credit on either Borrowers' account as operator of certain of the Mortgaged Property; and Borrowers' general business needs, so long as the aggregate principal amount of all Revolving Credit Loans outstanding and unpaid at any time under the Note, together with the unfunded portions of all Letters of Credit outstanding or requested by Borrowers, does not exceed the Revolving Credit Borrowing Base. 2.2 Note. On the Closing Date Borrowers shall execute and deliver, to the order of Bank, Borrowers' joint and several replacement revolving credit note in the principal amount of $25,000,000, the form of which is annexed hereto as Exhibit A and hereby made a part hereof (hereinafter referred to as the "Note"). The Note shall be dated as of the Closing Date, and shall bear interest as described in Section 2.8 hereof. After maturity (whether by acceleration or otherwise) the Note shall bear interest at the Default Rate, payable on demand. Interest shall be calculated on the basis of a year of 360 days but assessed for the actual number of days elapsed in each accrual period. 2.3 Revolving Credit Advances, Payments and Voluntary Prepayment. Revolving Credit Loans requested by Borrowers from Bank shall (i) be requested in writing on the form of Revolving Loan Request annexed hereto as Exhibit B and hereby made a part hereof (the "Request"), executed by Borrowers and delivered to Bank no later than one Business Day prior to the date upon which the advance is to be made, or alternatively, requested telephonically before 12:00 noon (applicable current time in Tulsa, Oklahoma), specifying the amount and the proposed date thereof, such telephonic request to be promptly confirmed by a written request; (ii) not cause the aggregate outstanding and unpaid principal amount of the Revolving Credit Note to exceed the Revolving Credit Borrowing Base; (iii) be for one of the purposes described in Section 2.1 hereof; (iv) be in the amount of $10,000 or an integral multiple thereof; and (v) be advanced by Bank on the applicable date, provided the Revolving Loan Request is timely received by Bank in accordance with Section 2.3(i) hereof and all other conditions of funding established herein are met. All advances made by Bank shall, for mutual convenience, be deposited to the general depository account of Borrowers with Bank, and Bank shall have no responsibility to monitor the allocation or distribution of such advances in any other respect. The advance made on the Closing Date shall be for the sole purpose of funding the acquisition of the McIntosh Properties from Seller. In consideration of Bank permitting Borrowers to make requests for Revolving Credit Loans by telephone, Borrowers state that they are fully aware of the risks attendant thereto, and agree to accept all such risks and to hold Bank harmless from any loss which Borrowers may incur by reason of any such non-written request, other than such as result from Bank's gross negligence or wanton disregard. All advances made by Bank on the Note and all payments or prepayments of principal and interest thereon made by Borrowers shall be recorded by Bank in its records, and the aggregate unpaid principal amount so recorded shall be conclusive evidence of the principal amount owing and unpaid on the Note. The unfunded portion of each outstanding Letter of Credit shall be deemed a funding against the Commitment but not for the purpose of accrual of interest on the Note until the date portions thereof are actually funded by Bank. The failure to so record shall not, however, limit or otherwise affect the obligations of Borrowers hereunder or under the Note to repay the principal amount of each Revolving Credit Loan together with all interest accrued thereon. Borrowers may from time to time make prepayments of principal without premium or penalty on Base Rate Option Loans with no notice on or prior to 2:00 p.m (applicable current time in Tulsa, Oklahoma) on the date of such prepayment. Borrowers may reborrow amounts paid or prepaid subject to the limitations and conditions for Revolving Credit Loans contained herein. All payments and prepayments shall be made in lawful money of the United States of America in immediately available funds. Any payments or prepayments on the Note received by Bank after 2:00 o'clock P.M. (applicable current time in Tulsa, Oklahoma) shall be deemed to have been made on the next succeeding Business Day. All outstanding principal of and accrued interest on the Note not previously paid hereunder shall be due and payable at maturity on July 31, 2001, unless such maturity shall be extended by Bank in writing or accelerated pursuant to the terms hereof. 2.4 Authorized Signatory. An Authorized Signatory may, from time to time, notify Bank in writing of a change in the Authorized Signatories. From and after Bank's receipt of such written notice, Bank may rely on any such request or certificate purportedly signed by any individual who has been so designated as an Authorized Signatory pursuant to this Agreement unless or until it receives written notice from an Authorized Signatory of the deletion of an Authorized Signatory. 2.5 Revolving Credit Borrowing Base. Borrowers will not request, nor will they accept, the proceeds of any Revolving Credit Loan or advance under the Note (or the issuance of any Letter of Credit) at any time when the amount thereof, together with the sum of the unpaid principal amount of the Note plus the unfunded portion of all Letters of Credit outstanding or requested by Borrowers to be issued by Bank on behalf of or for the account of Borrowers at the time of such borrowing base calculation, exceeds the Revolving Credit Borrowing Base. As used in this Agreement, the term "Revolving Credit Borrowing Base" shall mean an amount equal to the lesser of (a) the Collateral Borrowing Base in effect at that time, all in accordance with the provisions of Article III of this Agreement, or (b) $25,000,000. 2.6 Variance from Borrowing Base. Any Revolving Credit Loan shall be conclusively presumed to have been made to Borrowers by Bank under the terms and provisions hereof and shall be secured by all of the Collateral and security described or referred to herein or in the Security Instruments, whether or not such loan conforms in all respects to the terms and provisions hereof. If Bank should (for the convenience of Borrowers or for any other reason) make loans or advances which would cause the unpaid principal amount of the Note to exceed the amount of the applicable Revolving Credit Borrowing Base, no such variance, change or departure shall prevent any such loan or loans from being secured by the Collateral and security created or intended to be created herein or in the Security Instruments. The Revolving Credit Borrowing Base shall not in any manner limit the extent or scope of the Collateral and security granted for the repayment of the Note (or any other Indebtedness) or limit the amount of indebtedness under the Note (or any other Indebtedness) to be secured. 2.7 Letters of Credit. Bank agrees, upon the terms and subject to the conditions hereinafter set forth and set forth in Bank's standard form letter of credit application agreement, to issue Letters of Credit at the request of Borrowers, provided that (i) no Letters of Credit will be issued on behalf of or for the account of Borrowers after July 31, 2001, and no such Letters of Credit will be issued with an expiring date later than July 31, 2001, (ii) no Letter of Credit will be issued on behalf of or for the account of Borrowers if at the time of issuance the outstanding amount of all Revolving Credit Loans under the Note would exceed the Revolving Credit Borrowing Base taking into account the issuance of such Letter of Credit, and (iii) the amount of all issued and outstanding Letters of Credit on behalf of or for the account of Borrowers shall not exceed, at any time, $500,000 in the aggregate. If any Letter of Credit is drawn upon at any time, each amount drawn, whether a full or partial draw on the Letter of Credit, shall be reflected by Bank as an advance on the Note effective as of the time of the draw. In consideration of Bank's agreement to issue the Letters of Credit hereunder, Borrowers agree to pay to Bank fees equal to one and one-half percent (1-1/2%) per annum on the face amount of each Letter of Credit prorated for the life of each Letter of Credit, which fees shall be due and payable to Bank at the time of issuance of each Letter of Credit. In the event any Letters of Credit are issued on behalf of or for the account of Borrowers with an expiring date later than July 31, 2001, (unless the Commitment is renewed in writing by Bank) Borrowers agree to fully secure such Letter of Credit on or before July 21, 2001, with a certificate of deposit or time deposit with Bank through the expiration date of such Letters of Credit, such pledge to be in form and content acceptable to Bank. 2.8 Interest Rates; Funding Period; Transactional Amounts. (a) Subject to the provisions hereof, Borrowers shall select the Base Rate Option and/or the Libor-Rate Option for Loan advances hereunder. The "Base Rate Option" is a rate per annum equal to the Applicable Prime Rate minus one-quarter of one percentage point (.25%)per annum. There shall be no minimum Funding Period under the "Base Rate Option". The "Libor-Rate Option" from which Borrowers may select is a rate per annum (based on a year of 360 days and actual days elapsed) equal to the Libor-Rate plus one and eight-tenths percentage points per annum (1.80%). "Libor-Rate" shall mean the rate of interest quoted for the "London Interbank Offered Rates (LIBOR)" category of the "Money Rates" column in the Wall Street Journal on the date of Borrowers' initial Request for a Funding Period (or, if no Wall Street Journal is published on such day, the next previous publication date thereof) as the average of quotations at major money center banks for the applicable thirty (30), sixty (60), ninety (90) or one hundred eighty (180) day Funding Period available hereunder for the Libor-Rate Option three (3) London Business Days prior to the first day of such applicable Libor-Rate Funding Period. The Libor-Rate established on the date of the initial Request for a Funding Period shall be the interest rate basis used for each day in the applicable thirty (30), sixty (60), ninety (90) or one hundred eighty (180) day Libor-Rate Funding Period. Bank shall give prompt notice to Borrowers of the Libor-Rate as so determined or adjusted, which determination or adjustment shall be conclusive if made in good faith. If the Wall Street Journal shall cease to publish such Libor-Rate quotations, Bank shall determine such rates as the average of such Libor-Rate quotations of three (3) major New York money center banks of whom Bank shall inquire. At the end of each applicable Funding Period, Borrowers may either: (i) repay all outstanding balances of principal and interest; or (ii) select the same or a different Option described above, including the same or a different Libor Rate Funding Period described below to apply to at least $500,000 of the outstanding principal balance of the Note. During any applicable Libor-Rate Funding Period, unless otherwise required by the terms of this Agreement, Borrowers may not prepay (in part or in whole) the outstanding principal balance of the Note evidenced by such Funding Period amount and the Libor-Rate Funding Period shall continue until the end of the applicable Libor-Rate Funding Period. If the Base Rate Option is selected, then at any time during the term of the Commitment, Borrowers may notify Bank that Borrowers wish to convert to the Libor-Rate Option. In such event, a minimum of $500,000 of the outstanding principal balance of principal on the applicable Note shall convert to the Libor-Rate Option. At any one time during the term of any of the Commitments not more than three (3) Libor-Rate Funding Periods may be in effect. (b) Funding Periods. At any time when Borrowers shall select, convert to or renew one of the applicable Libor-Rate Funding Periods to apply to the Loans (in no event less than $500,000), they shall fix such period during which such Libor-Rate shall apply, such periods (the "Funding Periods") being set forth in the chart below: Interest Rate Option Available Funding Periods Libor-Rate Option One month (30 days), two months (60)days, three months (90) days, or six months (180) days ("Libor-Rate Funding Periods"); provided, that each Libor-Rate Funding Period shall begin on a London business day. (c) Interest After Maturity. After the principal amount of any of the Loans outstanding shall have become past due (by acceleration or past the stated maturity date except as renewed pursuant to Section 2.9(a) hereof), such Loans shall bear interest for each day until paid (before and after judgment) at the Default Rate. (d) Libor-Rate Unascertainable; Impracticability. If (i) on any date on which a Libor-Rate would otherwise be set, Bank shall have in good faith determined (which determination shall be conclusive) that: (A) adequate and reasonable means do not exist for ascertaining such Libor-Rate, (B) a contingency has occurred which materially and adversely affects the issuance of negotiable certificates of deposit by Bank on the interbank eurodollar market, as the case may be, or (C) the effective cost to Bank for funding a Funding Period of the Libor-Rate Option from a Corresponding Source of Funds shall exceed the Libor-Rate applicable to such Funding Period, or (ii) at any time Bank shall have determined in good faith (which determination shall be conclusive) that the making, maintenance or funding of the Libor-Rate Option has been made unlawful by compliance by Bank in good faith with any Law or guideline or interpretation or administration thereof by any Tribunal charged with the interpretation or administration thereof or with any request or directive of any such Tribunal (whether or not having the force of law); then, and in any such event, Bank may notify Borrowers of such determination. Upon such effective date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the obligation of Bank to allow Borrowers to select, convert to or renew the Libor-Rate Option, as the case may be, shall be suspended until Bank shall have later notified Borrowers of Bank's determination in good faith (which determination shall be conclusive) that the circumstances giving rise to such previous determination no longer exists. At the time Bank makes a determination under subsection (ii) of this Section 2.8(d), such notification by Bank to Borrowers shall be deemed to provide for conversion of then existing Libor-Rate Option amounts to the Base Rate Option on the effective date specified in such Bank's notification. Commencing on such effective date, Bank shall utilize the Base Rate Option or prepay such Libor Rate Option amounts in accordance with Section2.10 hereof. If Borrowers have previously notified Bank of the selection of one or more Libor-Rate Option Funding Periods that have not yet gone into effect as of the foregoing notification date, such notification shall be deemed to provide for selection of or conversion to or renewal of the Base Rate Option instead of the Libor-Rate Option(s). 2.9 Conversion or Renewal of Libor-Rate Options. (a) Conversion or Renewal. Subject to the provisions of Section 2.8(d) hereof Borrowers may convert the expiring portion of the Loans to a different interest rate Option and/or may renew the Libor-Rate Option in accordance with Section 2.8(a) above. Whenever Borrowers desire to convert or renew any Libor-Rate Funding Period, Borrowers shall provide Bank, at least two (2) Business Days prior to the date of the proposed conversion or renewal, with the following information: (i) the date, which shall be a Business Day, on which the proposed conversion or renewal is to be made; (ii) the then applicable Libor-Rate Funding Period selected in accordance with Section 2.8(a) hereof; and (iii) a fully completed LIBOR Option Rate Sheet, in the form of Exhibit G attached hereto, duly executed by an Authorized Signatory. Notice having been so provided, after the date specified in such notice (telephonic or where applicable, in writing) interest shall be calculated upon the entire principal amount of the Loan as so converted or renewed. Interest on the principal amount of the Loan converted or renewed (automatically or otherwise) shall be due and payable in accordance with the provisions of Section 2.11 hereof below. (b) Failure to Convert or Renew. Absent due notice from Borrowers of conversion or renewal in the circumstances described in Section 2.9(a)(ii) hereof, the Libor-Rate Funding Period for which such notice is not received shall be converted automatically to the Base Rate Option on the last day of the applicable expiring Funding Period. 2.10 Prepayments. Subject to the provisions of Section 2.12, hereof, Borrowers shall have the right at their option from time to time to prepay the Loans in whole or part without premium or penalty at any time with respect to the Base Rate Option Loans. In addition, Borrowers may prepay any part of the Loans funded under an unexpired Libor-Rate Funding Period on the date specified on a notice by Bank pursuant to Section 2.8(d) hereof. In connection with any prepayment permitted hereby, Borrowers shall provide Bank with the following information: (a) The date, which shall be a Business Day, on which the proposed prepayment is to be made; and (b) The aggregate principal amount of such partial prepayment, which shall be the sum of the principal amounts selected pursuant to this Section 2.10 and which shall be an integral multiple of $100,000 plus applicable fees or charges, if any, imposed by Bank. 2.11 Interest Payments Dates. All interest accrued on the Note shall be due and payable on the last day of each calendar month, commencing September 30, 1998, regardless of which Option applies, and on the final maturity date of the Note. After maturity of the Loans (by acceleration or otherwise), interest thereon shall be due and payable on demand. 2.12 Additional Compensation in Certain Circumstances. (a) Compensation for Taxes, Reserves and Expenses on Outstanding Loans. If any Law or guideline or interpretation or application thereof by any Tribunal charged with the interpretation or administration thereof or compliance with any request or directive of any Tribunal (whether or not having the force of law): (i) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets held by, credit extended by, deposits with or for the account of, or other acquisition of funds by, Bank (other than requirements expressly included herein in the determination of the Libor-Rate hereunder), or (ii) imposes upon Bank any other condition or expense with respect to this Agreement, the Note or its making, maintenance or funding of any part of the Loans or any security therefor, and the result of either of the foregoing is to increase the cost to, reduce the income receivable by or impose any expense (including loss of margin) upon Bank with respect to this Agreement, the Note or the funding of any part of the Loans by an amount which Bank deems to be material (Bank being deemed for this purpose to have made, maintained and funded each Funding Period(s) of a Libor-Rate Option from a Corresponding Source of Funds), Bank may notify Borrowers (in no event later than forty-five (45) days after commencement of such additional costs, deduction in income or additional expenses) of the amount determined in good faith by Bank together with reasonable substantiation thereof (which determination shall be conclusive) to be necessary to compensate Bank for such increase in cost, reduction in income or additional expense. Upon receiving such notice, Borrowers shall pay such amounts as determined by Bank within ten (10) Business Days after such notice is given thereto. (b) Indemnity. In addition to the compensation required by subsection (a) of this Section 2.12, Borrowers shall indemnify Bank against any loss or expense (including loss of margin) which Bank has sustained or incurred as a consequence of any attempt by Borrowers to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any notice stated herein to be irrevocable or to prepay any Libor-Rate Option Loan not permitted by this Agreement(Bank having in its sole discretion the options (A) to give effect to such attempted revocation or prepayment and obtain indemnity under this Section 2.12(b) or (B) to treat such attempted revocation or prepayment as having no force or effect, as if never made). If Bank sustains or incurs any such loss or expense Bank shall from time to time notify Borrowers of the amount determined in good faith by Bank (which determination shall be conclusive absent manifest error) to be necessary to indemnify Bank for such loss or expense (Bank being deemed for this purpose to have made, maintained or funded each Funding Period(s) of the Libor-Rate Option from a Corresponding Source of Funds). Such amount shall be due and payable by Borrowers to Bank ten (10) Business Days after such notice is given. ARTICLE III COLLATERAL BORROWING BASE 3.1 Initial Collateral Borrowing Base. Until further determination by Bank in connection with the proposed refinancing by the Bank of one of Energy's subsidiary limited liability company's existing third party debt (in which event the semiannual Collateral Borrowing Base determinations set forth in Section 3.2(a) below shall continue in full force and effect as therein specified and designated; otherwise such semiannual determinations of Section 3.2(a) shall be automatically adjusted to March 31 [instead of July 31] and September 30 [instead of January 31], respectively, of each year, commencing as of September 30, 1999, with the Borrowers' data submission dates being concurrently changed to February 28 [instead of June 30] and August 31 [instead of December 31]) or otherwise pursuant to Section 3.2 of this Agreement, Bank and Borrowers agree that the initial Collateral Borrowing Base is $7,700,000. 3.2 Determination of the Collateral Borrowing Base. (a) Borrowers shall deliver to Bank at Borrowers' cost by each June 30 and December 31, commencing June 30, 1999, such current data, reports and engineering information as is necessary or appropriate for Bank's engineers or any other independent petroleum engineer acceptable to Bank to compile and prepare by each July 31 and January 31 (commencing July 31, 1999), an engineering report in form and substance satisfactory to Bank, evaluating the proven producing oil and gas reserves attributable to Borrowers' aggregate interest in the Mortgaged Property (as defined in subsection (b) below) and the Other Property (as defined in subsection (c) below), together with the expenses attributable thereto. Such well by well engineering data and information furnished to Bank by or on behalf of Borrowers shall be accompanied by such other information as shall be requested by Bank in order for it to make its determination of the Collateral Borrowing Base, and by a certificate of Borrowers certifying that Borrowers have good and defeasible title to the Mortgaged Property and the Other Property interest valued and that payments are being received from purchasers of production with respect to said interests. At any time after thirty (30) days of the receipt of such information and in no event later than each July 31 and January 31 (commencing July 31, 1999) Bank shall (i) make a determination of the present worth, using such pricing and discount factor as it deems appropriate pursuant to Bank's then applicable energy lending policies and procedures, of the future net revenue estimated by Bank to be received by Borrowers from production from the Mortgaged Property and the Other Property so evaluated, multiplied by a percentage determined by Bank to be appropriate on the basis of Bank's then applicable energy lending criteria; and (ii) report in writing to Borrowers the sum of the evaluation by Bank of such evaluated oil and gas properties (the "Collateral Borrowing Base"), which shall in no event exceed Twenty-Five Million Dollars ($25,000,000). Any increase in the amount of the Collateral Borrowing Base beyond the amount of $7,700,000 may be conditioned upon increases in the amounts of the Indebtedness guaranteed by the Guarantors, as described in Section 3.2(d) hereof. The good faith determinations of Bank in all such respects shall be conclusive. (b) The term "Mortgaged Property" shall refer only to such properties of Borrowers covered by the Mortgage (or a supplemental mortgage or deed of trust, duly executed, acknowledged and delivered by Borrowers to Bank in form satisfactory to counsel for Bank) and which properties are, at the time: (i) particularly and adequately described under the Mortgage or other supplemental mortgage and deed of trust as security for the Indebtedness evidenced by the Note; (ii) completed or developed (in the case of oil and gas leases) to the extent that value is being assigned to them by Bank in connection with its evaluation of the Collateral Borrowing Base and Bank has determined that such properties are capable of producing oil or gas in commercial quantities; and (iii) approved as to title to the satisfaction of Bank. (c) The term "Other Property" shall refer only to such properties of Borrowers which are not described in the Mortgage, but which are at the time: (i) completed or developed (in the case of oil and gas leases) to the extent that value is being assigned to them by Bank in connection with its evaluation of the Collateral Borrowing Base and Bank has determined that such properties are capable of producing oil or gas in commercial quantities; and (ii) approved as to title to the satisfaction of Bank. (d) The Collateral Borrowing Base (initially $7,700,000) shall remain in effect until otherwise changed by written agreement between Borrowers and Bank or by Bank pursuant to the procedures established herein. Bank may condition any increase in the Collateral Borrowing Base above $7,700,000 upon receiving guaranty agreements from the Guarantors, increasing the aggregate amount of Indebtedness guaranteed by such guarantors to not less than fifty percent (50%) of such new increased Collateral Borrowing Base. 3.3 Collateral Borrowing Base Deficiency. Should the unpaid outstanding principal balance of the Note, together with the unfunded portion of all outstanding and requested Letters of Credit, at any time be greater than the Collateral Borrowing Base in effect at such time, Bank may notify Borrowers in writing of the deficiency. Within fifteen (15) days from and after the date of any such deficiency notice Borrowers shall notify Bank in writing of its election to: (a) Make a prepayment upon the Note in an amount sufficient to reduce the unpaid principal amount of the Note, when added to the unfunded portion of all outstanding and requested Letters of Credit, to an amount equal to or less than the amount of the Collateral Borrowing Base; (b) Make mandatory equal monthly principal prepayments on the Note due on the next six (6) successive monthly interest installment due dates on the Note equal in an aggregate amount that will reduce the outstanding principal balance of the Note, when added to the unfunded portion of all outstanding and requested Letters of Credit, to the projected Collateral Borrowing Base as of the next immediate semi-annual redetermination thereof in accordance with the provisions of Section 3.2(a) hereof; or (c) Execute and deliver to Bank one or more supplemental mortgages, deeds of trust, security agreements or pledges encumbering such Other Property or other collateral or assets in form, substance and value satisfactory to Bank and its counsel as additional security for the Note (and all other Indebtedness) to the extent such collateral or properties are acceptable to Bank and of such value, as determined by Bank, that the Collateral Borrowing Base will be increased to an amount equal to or greater than the sum of the unpaid principal balance of the Note plus the unfunded portion of all outstanding and requested Letters of Credit. If Borrowers shall have elected to make a prepayment on the Note under Section 3.3(a) hereof, such prepayment shall be due within five (5) Business Days after Borrowers shall have notified Bank of such election, and the prepayment shall be applied, at Bank's option, to the principal payments of the Note in inverse order of maturity. If Borrowers shall elect to make six (6) equal monthly principal prepayments on the Note due to Bank under Section 3.3(b) hereof, Bank shall roll forward its then most current engineering determination and determine the projected Collateral Borrowing Base for the next successive semiannual determination date (either July 31 or January 31 as the case may be), or such other semiannual determination date for the Collateral Borrowing Base as may be effected in accordance with the provisions of Section 3.1 hereof. ARTICLE IV SECURITY 4.1 Collateral. The repayment of the Indebtedness shall be secured by a first and prior mortgage lien, deed of trust and security interest in and to all of the portions of the Mortgaged Property owned or hereafter acquired by Borrowers, which has been granted to Bank, pursuant to the terms of that certain Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment (with power of sale) dated as of August 5, 1998, from Energy (the "Original Mortgage"), that certain First Amended and Supplemental Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment (with power of sale) dated as of the Closing Date from Energy, in form and substance satisfactory to the Bank (the "First Amended Mortgage") (the Original Mortgage and the First Amended Mortgage being collectively referred to herein as the " Energy Mortgage") and that certain Mortgage, Security Agreement, Financing Statement and Assignment (with power of sale) dated as of the Closing Date from Services, as mortgagor, in form and substance satisfactory to the Bank (the "Services Mortgage") (the Energy Mortgage and the Services Mortgage collectively being referred to herein as the "Mortgage") together with all proceeds and products of the items or types of collateral described in this Article IV including without limitation, insurance proceeds and all cash, money, deposits and deposit or demand accounts of Borrowers at any time in the possession or control of Bank (the collateral described herein and in the Security Instruments being collectively referred to as the "Collateral"). 4.2 Additional Properties. As an additional condition precedent to any Revolving Credit Loans (other than the initial Revolving Credit Loan made at the Closing) requested by Borrowers pursuant to Section 2.3 hereof, Bank has the right, in its sole discretion, to elect to take any or all of the Other Properties, or any properties to be acquired in domestic oil and gas reserve acquisitions made by Borrowers with Revolving Credit Loans funded hereunder, as Collateral for the Indebtedness pursuant to such supplemental or additional mortgages, deeds of trusts or security agreements covering such additional properties in form and substance satisfactory to Bank and its counsel and in full compliance with the criteria of clauses (i), (ii) and (iii) of subsection 3.2(b) above as additional security for the Note and the Indebtedness. All of such additional properties will be deemed part and parcel of the Collateral constituting security for the repayment of the Indebtedness. ARTICLE V CONDITIONS PRECEDENT TO LOANS 5.1 Conditions Precedent. The obligation of Bank to make the Revolving Credit Loans is subject to the satisfaction of all of the following conditions on or prior to the Closing Date (in addition to the other terms and conditions set forth herein): (a) No Default. There shall exist no Event of Default or Default on the Closing Date. (b) Representations and Warranties. The representations, warranties and covenants set forth in Article VII shall be true and correct on and as of the Closing Date, with the same effect as though made on and as of the Closing Date. (c) Loan Documents/Security Instruments. Borrowers shall have delivered to Bank the First Amended Mortgage, the Services Mortgage and the other Loan Documents, each appropriately executed by the appropriate parties and, where applicable, acknowledged to the satisfaction of Bank and dated as of the Closing Date, together with such financing statements, and other documents as shall be necessary and appropriate to perfect Bank's mortgage liens, pledge and security interests in the McIntosh Properties and the other Collateral covered by said Security Instruments. (d) Note. Borrowers shall have delivered the Note to the order of Bank, appropriately executed. (e) Certificates. Each of the Borrowers shall have delivered to Bank a Certificate, dated as of the Closing Date, and signed by all of the managers of Borrowers certifying (i) to the matters covered by the conditions specified in subsections (a) and (b) of this Section 5.1, (ii) that Borrowers and all managers and members thereof have performed and complied with all agreements and conditions required to be performed or complied with thereby prior to or on the Closing Date, (iii) to the name and signature of the manager or managers of Borrowers authorized to execute and deliver the Loan Documents and any other documents, certificates or writings and to borrow under this Agreement, and (iv) to such other matters in connection with this Agreement which Bank shall reasonably determine to be advisable. Bank may conclusively rely on such Certificates until it receives notice in writing to the contrary. (f) Proceedings. On or before the Closing Date, all limited liability company proceedings of each of the Borrowers shall be taken in connection with the transactions contemplated by the Loan Documents and shall be satisfactory in form and substance to Bank and its counsel; and Bank shall have received certified copies, in form and substance satisfactory to Bank and its counsel, of a full and complete copy of the existing limited liability company articles of organization and operating agreement of each of the Borrowers, authorizing the execution and delivery of the mortgage liens and Loan Documents, the borrowings under this Agreement, including the Note, and the granting of the mortgage liens and security interests in the Collateral pursuant to the Security Instruments, to secure the payment of the Indebtedness. (g) Guaranties. Borrowers shall have caused the Guarantors to deliver to Bank, and Bank shall have received from the each of the Guarantors, a ratification and confirmation of each of the Guaranties duly executed and delivered thereby pursuant to the Existing Agreement, all of which shall be in form and substance acceptable to the Bank. (h) Acquisition of McIntosh Properties. All conditions to the acquisition of the McIntosh Properties by the respective Borrowers shall have been met and the acquisition shall have occurred contemporaneously with the Closing Date. Bank shall have received copies of, and shall have approved in advance, all conveyance documents, and other agreements and writings relating to the McIntosh Properties. Borrowers shall have established to the satisfaction of Bank and its counsel, that prior to the conveyance, that the Seller had good and merchantable title to the McIntosh Properties, that the McIntosh Properties consisting of oil and gas producing properties meet the criteria set forth in Section 3.2(b) hereof, and that the purchasers of production with respect to the McIntosh Properties are making payments to the Seller with respect to the McIntosh Properties without set-off, claim or dispute. (i) Closing Opinion. Outside legal counsel for Borrowers acceptable to Bank shall have delivered to Bank its favorable written closing opinion concerning each Borrower's organization, capacity and due authority, enforceability of the Loan Documents and such other customary matters as Bank and its legal counsel shall reasonably deem appropriate. (j) Consents and Other Information. Bank shall have received such certificates, consents, ratifications, information, documents and assurances as shall be reasonably requested by Bank. 5.2 Conditions Precedent to All Additional Revolving Credit Loans. Bank shall not be obligated to make any Revolving Credit Loan after the initial Revolving Credit Loan (i) if at such time any Default shall have occurred and be continuing; (ii) if any of the representations, warranties and covenants contained in Article VII of this Agreement shall be false or untrue in any material respect on the date of such loan, as if made on such date; or (iii)unless Borrowers shall have provided to Bank a Request (whether a written Request or a telephonically authorized request confirmed by a written Request pursuant to Section 2.3 hereof) for any requested Revolving Credit Loan, duly executed by Borrowers and in proper form, establishing that the Revolving Credit Borrowing Base will support the additional Revolving Credit Loan and that the purpose of such request strictly complies with the limitations of Article II hereof. Each Request by Borrowers for an additional Revolving Credit Loan shall constitute a representation by Borrowers that there is not at the time of such request an Event of Default or a Default, and that all representations, warranties and covenants in Article VII of this Agreement are true and correct on and as of the date of each such request. ARTICLE VI COVENANTS Borrowers covenant and agree with Bank that from the date hereof and so long as this Agreement is in effect (by extension, amendment or otherwise) and until payment in full of all Indebtedness and the performance of all other obligations of Borrowers under this Agreement, unless Bank shall otherwise consent in writing: 6.1 Payment of Taxes and Claims. Borrowers will pay and discharge or cause to be paid and discharged all Taxes imposed upon the income or profits of Borrowers or upon the property, real, personal or mixed, or upon any part thereof, belonging to Borrowers before the same shall be in default, and all lawful claims for labor, rentals, materials and supplies which, if unpaid, might become a Lien upon its property or any part thereof; provided however, that Borrowers shall not be required to pay and discharge or cause to be paid or discharged any such Tax, assessment or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings, and adequate book reserves shall be established with respect thereto, and Borrowers shall pay such Tax, charge or claim before any property subject thereto shall become subject to execution. 6.2 Maintenance of Entity Existence. Each of the Borrowers will do or cause to be done all things necessary to preserve and keep in full force and effect its limited liability company existence, rights and franchises and will continue to conduct and operate such Borrower's business substantially as being conducted and operated presently. 6.3 Preservation of Property. Each of the Borrowers will at all times maintain, preserve and protect all of such Borrower's properties which are used or useful in the conduct of such Borrower's business whether owned in fee or otherwise, or leased, in good repair and operating condition; from time to time make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times; and comply with all material leases to which it is a party or under which it occupies property so as to prevent any material loss or forfeiture thereunder. 6.4 Insurance. Borrowers will keep or cause to be kept (either Borrowers or, if applicable, the operator of the Evaluated Property), adequately insured by financially sound and reputable insurers Borrowers' equipment, motor vehicles, and all other property of a character usually insured by businesses engaged in the same or similar businesses, including the Collateral and the Evaluated Property. Upon demand by Bank any insurance policies covering the Collateral and the Evaluated Property shall be endorsed to provide for payment of losses to Bank as its interest may appear, to provide that such policies may not be canceled, reduced or affected in any manner for any reason without thirty (30) days prior notice to Bank, and to provide for any other matters which Bank may reasonably require; and such insurance shall be against fire, casualty and any other hazards normally insured against and shall be in the amount of the full value (less a reasonable deductible not to exceed amounts customary in the industry for similarly situated businesses and properties) of the property insured. Borrowers shall at all times maintain or, where applicable, cause the operators of the Evaluated Property maintain adequate insurance by financially sound and reputable insurers, including without limitation, the following coverages: (i) insurance against damage to persons and property, including comprehensive general liability, worker's compensation and automobile liability and (ii) insurance against sudden and accidental environmental and pollution hazards and accidents that may occur on the Evaluated Property. 6.5 Compliance with Applicable Laws. Borrowers will comply, or, where applicable, will use its best efforts to cause the operator to comply, with the requirements of all applicable Laws and orders of any Tribunal and obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of Borrowers' properties or to the conduct of Borrowers' business. 6.6 Environmental Covenants. Borrowers will immediately notify Bank of and provide Bank with copies of any notifications of discharges or releases or threatened releases or discharges of a Polluting Substance on, upon, into or from the Collateral or the Evaluated Property which are given or required to be given by or on behalf of Borrowers to any federal, state or local Tribunal if any of the foregoing may materially and adversely affect Borrowers or any part of the Collateral or the Evaluated Property, and such copies of notifications shall be delivered to Bank at the same time as they are delivered to the Tribunal. Borrowers further agree promptly to undertake and diligently pursue to completion any appropriate and legally required or authorized remedial containment and cleanup action in the event of any release or discharge or threatened release or discharge of a Polluting Substance on, upon, into or from the Collateral or the Evaluated Property. At all times while owning and operating the Collateral or the Evaluated Property, Borrowers will maintain and retain complete and accurate records of all releases, discharges or other disposal of Polluting Substances on, onto, into or from the Collateral or Evaluated Property, including, without limitation, records of the quantity and type of any Polluting Substances disposed of on or off the Collateral or the Evaluated Property. 6.7 Environmental Indemnities. Borrowers hereby agree to indemnify, defend and hold harmless Bank and each of its officers, directors, employees, agents, consultants, attorneys, contractors and each of its affiliates, successors or assigns, or transferees from and against, and reimburse said Persons in full with respect to, any and all loss, liability, damage, fines, penalties, costs and expenses, of every kind and character, including reasonable attorneys' fees and court costs, known or unknown, fixed or contingent, occasioned by or associated with any claims, demands, causes of action, suits and/or enforcement actions, including any administrative or judicial proceedings, and any remedial, removal or response actions ever asserted, threatened, instituted or requested by any Persons, including any Tribunal, arising out of or related to: (a) the breach of any representation or warranty of Borrowers contained in Section 7.5 set forth herein; (b) the failure of Borrowers to perform any of its covenants contained in Section 6.5 or 6.6 hereunder; (c) the ownership, construction, occupancy, operation, use of the Collateral or the Evaluated Property prior to the earlier of the date on which (i) the Indebtedness and obligations secured hereby have been paid and performed in full and the Security Instruments have been released, or (ii) the Collateral or the Evaluated Property has been sold by Bank following Bank's ownership of the Collateral or the Evaluated Property by way of foreclosure of the Liens granted pursuant hereto, deed in lieu of such foreclosure or otherwise (the "Release Date"); provided, however, this indemnity shall not apply with respect to matters caused by or arising solely from Bank's activities during any period of time Bank acquires ownership of the Collateral or the Evaluated Property. The indemnities contained in this Section 6.7 apply, without limitation, to any violation on or before the Release Date of any Environmental Law and any liability or obligation relating to the environmental conditions on, under or about the Collateral or the Evaluated Property on or prior to the Release Date (including, without limitation: (a) the presence on, upon or in the Collateral or the Evaluated Property or release, discharge or threatened release on, upon or from the Collateral or the Evaluated Property of any Polluting Substances generated, used, stored, treated, disposed of or otherwise released prior to the Release Date, and (b) any and all damage to real or personal property or natural resources and/or harm or injury including wrongful death, to persons alleged to have resulted from such release of any Polluting Substances regardless of whether the act, omission, event or circumstances constituted a violation of any Environmental Law at the time of its existence or occurrence). The term "release" shall have the meaning specified in CERCLA/SARA and the terms "stored," "treated" and "disposed" shall have the meanings specified in RCRA/HSWA; provided, however, any broader meanings of such terms provided by applicable laws of the State of Oklahoma shall apply. The provisions of this Section 6.7 shall be in addition to any other obligations and liabilities Borrowers may have to Bank at common law and shall survive the Release Date and shall continue thereafter in full force and effect. Bank agrees that in the event that such claim, suit or enforcement action is asserted or threatened in writing or instituted against it or any of its officers, employers, agents or contractors or any such remedial, removal or response action is requested of it or any of its officers, employees, agents or contractors for which Bank may desire indemnity or defense hereunder, Bank shall give written notification thereof to Borrowers. Notwithstanding anything to the contrary stated herein, the indemnities created by this Section 6.7 shall only apply to losses, liabilities, damages, fines, penalties, costs and expenses actually incurred by Bank as a result of claims, demands, actions, suits or proceedings brought by Persons who are not the beneficiaries of any such indemnity. Bank shall act as the exclusive agent for all indemnified Persons under this Section 6.7. With respect to any claims or demands made by such indemnified Persons, Bank shall notify Borrowers within thirty (30) days after Bank's receipt of a writing advising Bank of such claim or demand. Such notice shall identify (i) when such claim or demand was first made, (ii) the identity of the Person making it, (iii) the indemnified Person and (iv) the substance of such claim or demand. Failure by Bank to so notify Borrowers within said thirty (30) day period shall reduce the amount of Borrowers' obligations and liabilities under this Section 6.7 by an amount equal to any damages or losses suffered by Borrowers resulting from any prejudice caused Borrowers by such delay in notification from Bank. Upon receipt of such notice, Borrowers shall have the exclusive right and obligation to contest, defend, negotiate or settle any such claim or demand through counsel of their own selection (but reasonably satisfactory to Bank) and solely at Borrowers' own cost, risk and expense; provided, that Bank, at its own cost and expense shall have the right to participate in any such contest, defense, negotiations or settlement. The settlement of any claim or demand hereunder by Borrowers may be made only upon the prior approval of Bank of the terms of the settlement, which approval shall not be unreasonably withheld. 6.8 Financial Statements. As soon as practicable after the end of each quarter of the fiscal year period and in any event within forty-five (45) days thereafter, Energy shall furnish to Bank the following consolidated financial statements, prepared on an income tax basis and certified by Energy's chief executive officer or chief financial officer: (i) a consolidated balance sheet of Energy at the end of such quarter period, (ii) a consolidated statement of income of Energy for such quarter period, and (iii) a consolidated statement of cash flows of Energy for such quarter period, setting forth in each case in comparative form the figures for the previous fiscal year for that period, if applicable, and cumulative figures for the fiscal year to date, all in reasonable detail. Upon receipt thereof, Borrowers shall also deliver to Bank a copy of each report submitted to Borrowers by independent accountants in connection with any annual, special or other audit made by them including, without limitation, any comment letter submitted thereby to management pertaining thereto or in connection with their audit. 6.9 Notice of Default. Immediately upon the happening of any condition or event which constitutes an Event of Default or Default or any default or event of default under any other loan, mortgage, financing or security agreement, Borrowers will give Bank a written notice thereof specifying the nature and period of existence thereof and what actions, if any, Borrowers are taking and propose to take with respect thereto. 6.10 Notice of Litigation. Immediately upon becoming aware of the existence of any action, suit or proceeding at law or in equity before any Tribunal, an adverse outcome in which would (i) materially impair the ability of Borrowers to carry on their respective businesses substantially as now conducted, (ii) materially and adversely affect the condition (financial or otherwise) of Borrowers, or (iii) result in monetary damages in excess of $100,000, Borrowers will give Bank a written notice specifying the nature thereof and what actions, if any, Borrowers are taking and proposes to take with respect thereto. 6.11 Notice of Claimed Default. Immediately upon becoming aware that the holder of any note or any evidence of indebtedness or other security of Borrowers have given notice or taken any action with respect to a claimed default or event of default thereunder, Borrowers will give Bank a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default thereunder and what actions, if any, Borrowers are taking and proposes to take with respect thereto. 6.12 Requested Information. With reasonable promptness, Borrowers will give Bank such other data and information as from time to time may be reasonably requested by Bank. 6.13 Inspection. Borrowers will keep complete and accurate books and records with respect to the Collateral and its other properties, business and operations and will permit employees and representatives of Bank, upon reasonable notice, to audit, inspect and examine the same and to make copies thereof and extracts therefrom during normal business hours. All such records shall be at all times kept and maintained at the principal offices of Borrowers in Tulsa, Oklahoma. Upon any Default or Event of Default of Borrowers, it will surrender all of such records relating to the Collateral to Bank upon receipt of any request therefor from Bank. 6.14 Maintenance of Employee Benefit Plans. Borrowers will maintain each employee benefit plan and/or pension plan as to which Borrowers may have any liability or responsibility in compliance with ERISA and all other Laws applicable thereto. 6.15 Limitation on Liens. Borrowers will not create or suffer to exist any Lien upon any of their respective properties or assets except (i) Liens in favor of Bank securing the Indebtedness; (ii) Liens arising in the ordinary course of business for sums not due or sums being contested in good faith and by appropriate proceedings and not involving any deposits, advances, borrowed money or the deferred purchase price of property or services; and (iii) Liens permitted to exist under the terms of any of the Security Instruments. 6.16 Disposition/Negative Pledge re Encumbrance of Collateral and Other Assets. Borrowers will not sell or encumber any of the Collateral without first obtaining Bank's written consent thereto and Borrowers will not sell, lease, transfer, scrap or otherwise dispose of or mortgage, pledge, grant a security interest in or otherwise encumber any of Borrowers' other properties or assets, whether for replacement or not, unless such sale or disposition shall be in the ordinary course of business and for a full and fair consideration, subject to Borrowers' limited right to sell up to $100,000 worth in the aggregate of their respective properties or assets not constituting Collateral (other than and expressly excluding oil and gas leasehold, mining or other mineral interests wherever located) in the ordinary course of business during any calendar year without obtaining Bank's prior consent. Prior to consenting to any sale of Collateral, Bank shall be entitled to redetermine the Collateral Borrowing Base as provided in Section 3.2 of this Agreement and Borrowers shall deliver to Bank at Borrowers' cost the data and information described in Section 3.2 needed to make such redetermination. In no event shall Borrowers cause or permit the voluntary or involuntary pledge, mortgage or other encumbrance, attachment or levy of or against any of the properties or assets of whatsoever nature or type to any Person (financial institution or otherwise) without first obtaining Bank's written consent thereto. 6.17 Other Agreements. Borrowers will not enter into or permit to exist any agreement (i) which would cause an Event of Default or a Default hereunder; or (ii) which contains any provision which would be violated or breached by the performance of Borrowers' obligations hereunder or under any of the other Loan Documents. 6.18 Limitation on Other Indebtedness. Borrowers will not create, incur, assume, become or be liable in any manner in respect of, or suffer to exist, any indebtedness whether evidenced by a note, bond, debenture, agreement, letter of credit or similar or other obligation, or accept any deposits or advances of any kind, except (i) trade payables and current indebtedness (other than for borrowed money) incurred in, and deposits and advances accepted in, the ordinary course of Borrowers' existing business; (ii) the Indebtedness; (iii) other indebtedness not to exceed $100,000, in the aggregate, at any time outstanding; or (iv) the existing indebtedness more particularly described on Exhibit C hereto. 6.19 Distributions. Borrowers will not declare, pay or become obligated to declare or pay any distribution or dividend on any class of its limited liability company interest or capital stock now or hereafter outstanding, make any distribution of cash or property to holders thereof or of any shares of such stock, or redeem, retire, purchase or otherwise acquire, directly or indirectly, any of its limited liability company interest or shares of any class of its capital stock now or hereafter outstanding; provided, however, that Borrowers may declare and pay cash distribution or dividends, beginning for calendar year 1998, and only for so long as and to the extent no default or event of default has occurred and remains uncured hereunder, limited in amount to Borrowers' members' aggregate tax obligations directly generated by Borrowers' income from such applicable calendar year. 6.20 Investments, Loans and Advances. Borrowers will not make loans or advances to any other Person and will not make capital contributions to or investments in any other Person except for investments or capital contributions to TCM, L.L.C., a subsidiary of Energy, in amounts not to exceed $500,000 in the aggregate at any time outstanding. 6.21 Current Ratio. Each of the Borrowers will maintain a Current Ratio, calculated as of the last day of each fiscal quarter, of not less than 1.0:1. 6.22 Cash Flow Coverage Ratio. Each of the Borrowers will maintain a Cash Flow Coverage Ratio, calculated as of the last day of each fiscal quarter, of not less than 1.2:1. 6.23 General and Administrative Expenses. The general and administrative expenses of Borrowers as shown on Borrowers' respective income statements prepared in accordance with GAAP will not, in the aggregate, exceed, during any fiscal quarter period, the greater of (i) $100,000, or (ii) twenty percent (20%) of net operating income of the respective Borrowers. On a semi-annual period, Bank shall review and consider modifications to the amounts described in subsections (i) and (ii) above. Bank shall notify Borrowers in writing of any modifications to such amounts. ARTICLE VII REPRESENTATIONS AND WARRANTIES To induce Bank to enter into this Agreement and to make the Loans to Borrowers under the provisions hereof, and in consideration thereof, Borrowers represent, warrant and covenant as follows: 7.1 Litigation. Except as set forth on Exhibit D attached hereto, there is no action, suit, investigation or proceeding threatened or pending before any Tribunal against or affecting Borrowers or any properties or rights of Borrowers, which, if adversely determined, would result in a liability of greater than $100,000 or would otherwise result in any material adverse change in the business or condition, financial or otherwise, of Borrowers. Borrowers are not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any Tribunal. 7.2 Conflicting Agreements and Other Matters. Neither of the Borrowers is in default in the performance of any material obligation, covenant, or condition in any agreement to which they are a party or by which they are bound. Neither of the Borrowers is a party to any contract or agreement which materially and adversely affects their respective businesses, property or assets, or financial condition. None of the Borrowers is a party to or otherwise subject to any contract or agreement which restricts or otherwise affects the right or ability of either of the Borrowers to execute the Loan Documents or the performance of any of their respective terms. Neither the execution nor delivery of any of the Loan Documents, nor fulfillment of nor compliance with their respective terms and provisions will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien (except those created by the Loan Documents) upon any of the properties or assets of either of the Borrowers pursuant to, or require any consent, approval or other action by or any notice to or filing with any Tribunal (other than routine filings after the Closing Date with the Securities and Exchange Commission, any securities exchange and/or state blue sky authorities) pursuant to any award of any arbitrator, or any agreement, instrument or Law to which either of the Borrowers is subject. 7.3 Financial Statements. The consolidated financial statements of Energy furnished to Bank have been prepared on an income tax basis, show all material liabilities, direct and contingent, and fairly present the consolidated financial condition of Energy as at date thereof and the results of its operations for the periods then ended, and since such date there has been no material adverse change in the business, financial condition or operations of either of the Borrowers. 7.4 Title to Properties; Authority. Each of the Borrowers has full power, authority and legal right to own and operate the properties which it now owns and operates, and to carry on the lines of business in which it is now engaged, and as of the Closing Date will have good and marketable title to the Evaluated Property subject to no Lien of any kind except Liens permitted by this Agreement. Borrowers have full power, authority and legal right to execute and deliver and to perform and observe the provisions of this Agreement and the other Loan Documents. Borrowers further represent to Bank that any and all after acquired interest in any one or more of the Evaluated Property being concurrently or subsequently assigned of record to Borrowers is and shall be deemed encumbered by the Mortgage in all respects. 7.5 Environmental Representations. (a) Borrowers are not subject to any liability or obligation relating to (i) the environmental conditions on, under or about the Collateral or the Evaluated Property, including, without limitation, the soil and ground water conditions at the location of any of Borrowers' respective properties, or (ii) the use, management, handling, transport, treatment, generation, storage, disposal, release or discharge of any Polluting Substance; (b) Borrowers have not obtained and are not required to obtain or make application for any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, facilities, fixtures and equipment forming a part of the Collateral or the Evaluated Property by reason of any Environmental Laws; (c) Borrowers have taken all reasonable steps necessary to determine and has determined that no Polluting Substances have been disposed of or otherwise released on, onto, into, or from the Collateral or the Evaluated Property (the term "release" shall have the meanings specified in CERCLA/SARA, and the term "disposal" or "disposed" shall have the meanings specified in RCRA/HSWA; provided, in the event either CERCLA/SARA or RCRA/HSWA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of any State or Tribunal establish a meaning for "release," "disposal" or "disposed" which is broader than that specified in CERCLA/SARA, RCRA/HSWA or other Environmental Laws, such broader meaning shall apply); (d) To the best of Borrowers' knowledge, there are no PCB's or asbestos-containing materials, whether in the nature of thermal insulation products such as pipe boiler or breech coverings, wraps or blankets or sprayed-on or troweled-on products in, on or upon the Collateral or the Evaluated Property; and (e) To the best of Borrowers' knowledge, there is no urea formaldehyde foam insulation in, on or upon the Collateral or the Evaluated Property. 7.6 Oil and Gas Contracts. All contracts, agreements and leases related to any of the oil and gas mining, mineral or leasehold properties and all contracts, agreements, instruments and leases to which either of the Borrowers is a party, are valid and effective in accordance with their respective terms, and all agreements included in the oil and gas mining, mineral or leasehold properties in the nature of oil and/or gas purchase agreements, and oil and/or gas sale agreements are in full force and effect and are valid and legally binding obligations of the parties thereto and all payments due thereunder have been made, except for those suspended for reasonable cause in the ordinary course of business; and, there is not under any such contract, agreement or lease any existing default by any party thereto or any event which, with notice or lapse of time, or both, would constitute such default, other than minor defaults which, in the aggregate, would not result in losses or damages of more than $100,000 to Borrowers. 7.7 Take or Pay Obligations, Prepayments, BTU Adjustments and Balancing Problems. To the best of Borrowers' knowledge, after diligent inquiry, there is no take or pay obligation under any gas purchase agreement comprising a portion of the Collateral or the Evaluated Property which is not matched by a commensurate and corresponding pay or take obligation binding upon the purchaser under a corresponding gas sales agreement such that with respect to the ownership and operation of the business operations of Borrowers or the Collateral or the Evaluated Property, any such obligation in favor of any seller under any gas purchase agreement to which either of the Borrowers is a "buyer" is matched by a corresponding obligation on the part of "purchasers" under corresponding gas sales agreements pursuant to which either of the Borrowers is the "seller." To the best of Borrowers' knowledge, after diligent inquiry, neither Borrowers nor the Collateral or the Evaluated Property is subject to requirements to make BTU adjustments or effect gas balancing in favor of third parties which would result in Borrowers being required to (i) deliver gas at a price below that established in applicable gas sales agreements or on behalf of and for the benefit of third parties in exchange or to otherwise compensate for prior above market or above contract purchases of gas from Borrowers or their predecessor in interest, or (ii) balance in kind by allowing other owners in the Collateral or the Evaluated Property to make up the past imbalances in gas sales, or (iii) balance in cash by paying other owners of the Collateral or the Evaluated Property for the past gas imbalances except for the matters described on Exhibit E hereto which have been disclosed to Bank. 7.8 Gas Purchase Obligations in Excess of Gas Sales Rights. The ownership and operation of the business operations of Borrowers or the Collateral or the Evaluated Property have not resulted or will not result in the existence of minimum purchase obligations under any gas purchase agreement (relating to the volume of gas to be taken thereunder or the price to be paid with respect thereto for the duration of any such gas purchase agreement) which are not matched by corresponding and commensurate rights to sell all such gas under applicable gas sales agreements at prices in excess of the amount to be paid therefor under gas purchase agreements (without regard to costs associated with transporting any such gas and risks of volume "shrinkage" occurring in the transportation process). 7.9 Purposes. Borrowers are not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any borrowing hereunder will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by Bank, Borrowers will furnish to Bank a statement in conformity with the requirements of Federal Reserve Form U-1, referred to in Regulation U, to the foregoing effect. Neither the Borrowers nor any agent acting on their behalf has taken or will take any action which might cause this Agreement or the Note to violate any regulation of the Board of Governors of the Federal Reserve System (including Regulations G, T, U and X) or to violate any Securities Laws, state or federal, in each case as in effect now or as the same may hereafter be in effect. 7.10 Compliance with Applicable Laws. Borrowers are in compliance with all Laws, ordinances, rules, regulations and other legal requirements applicable to it and the businesses conducted thereby, the violation of which could or would have a material adverse effect on its business condition, financial or otherwise. 7.11 Possession of Franchises, Licenses. Borrowers possess all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, free from burdensome restrictions, that are necessary in any material respect for the ownership, maintenance and operation of its properties and assets, and Borrowers are not in violation of any thereof in any material respect. 7.12 Leases, Easements and Rights of Way . To the best of their knowledge, each of the Borrowers enjoys peaceful and undisturbed possession of all leases, easements and rights of way necessary in any material respect for the operation of its properties and assets, none of which contains any unusual or burdensome provisions which might materially affect or impair the operation of such properties and assets. All such leases, easements and rights of way are valid and subsisting and are in full force and effect. 7.13 Taxes. Borrowers have filed all Federal, state and other income tax returns which are required to be filed and have paid all Taxes, as shown on said returns, and all Taxes due or payable without returns and all assessments received to the extent that such Taxes or assessments have become due. All Tax liabilities of Borrowers are adequately provided for on the books of Borrowers, including any interest or penalties. No income tax liability of a material nature has been asserted by taxing authorities for Taxes in excess of those already paid. 7.14 Disclosure. Neither this Agreement nor any other Loan Document or writing furnished to Bank by or on behalf of Borrowers in connection herewith contains any untrue statement of a material fact nor do such Loan Documents and writings, taken as a whole, omit to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to Borrowers and not reflected in the financial statements provided to Bank which materially adversely affects its assets or in the future may materially adversely affect the business, property, or assets, or financial condition of Borrowers which has not been set forth in this Agreement, in the Loan Documents or in other documents furnished to Bank by or on behalf of Borrowers prior to the date hereof in connection with the transactions contemplated hereby. 7.15 ERISA. Since the effective date of Title IV of ERISA, no Reportable Event has occurred with respect to any Plan. For the purposes of this section the term "Reportable Event" shall mean an event described in Section 4043(b) of ERISA. For the purposes hereof the term "Plan" shall mean any plan subject to Title IV of ERISA and maintained for employees of Borrowers, or of any member of a controlled group of corporations, as the term "controlled group of corporations" is defined in Section 1563 of the Internal Revenue Code of 1986, as amended (the "Code"), of which Borrowers are a part. Each Plan established or maintained by Borrowers is in material compliance with the applicable provisions of ERISA, and Borrowers have filed all reports required by ERISA and the Code to be filed with respect to each Plan. Borrowers have met all requirements with respect to funding Plans imposed by ERISA or the Code. Since the effective date of Title IV of ERISA there have not been any nor are there now existing any events or conditions that would permit any Plan to be terminated under circumstances which would cause the lien provided under Section 4068 of ERISA to attach to the assets of Borrowers. The value of each Plan's benefits guaranteed under Title IV of ERISA on the date hereof does not exceed the value of such Plan's assets allocable to such benefits on the date hereof. 7.16 Ownership of Mortgaged Property. As of the Closing Date, Borrowers confirm that Energy owns working interests, royalty interests and net revenue interests in the oil and gas leasehold estate for the Mortgaged Property covered by the Mortgage: not less than the amounts set forth on a tract basis on Exhibit F attached to the Existing Agreement, and, insofar as the McIntosh Properties (oil and gas) are concerned, not less than the amounts set forth on a tract basis on Exhibit F attached hereto. 7.17 Organization and Capacity. Each of the Borrowers is duly organized, validly existing and in good standing under the Laws of the State of Oklahoma as a limited liability company. Each of the Borrowers has the necessary capacity and authority to enter into this Agreement, the Note, the Security Instruments and the other Loan Documents and to perform and carry out the terms and provisions hereof. Field Services is a wholly-owned subsidiary of Energy and Energy is the only member of Field Services. ARTICLE VIII EVENTS OF DEFAULT 8.1 Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of Law or otherwise): (a) Borrowers shall fail to make any monthly payment of interest due on the Note, or otherwise shall fail to pay the Note after the same shall become due and payable (whether by extension, renewal, acceleration, maturity or otherwise); or (b) Any representation or warranty of Borrowers made herein or in any writing furnished in connection with or pursuant to any of the Loan Documents shall have been false or misleading in any material respect on the date when made and not subsequently cured; or (c) Borrowers shall fail to duly observe, perform or comply with any covenant, agreement or term (other than payment provisions which are governed by Section 8.1(a) hereof) contained in this Agreement or any of the Loan Documents and such default or breach shall have not been cured or remedied within the earlier of thirty (30) days after Borrowers shall know (or should have known) of its occurrence or twenty (20) days following receipt of written notice thereof from Bank; or (d) Borrowers shall default in the payment of principal or of interest on any other obligation for money borrowed or received as an advance (or any obligation under any conditional sale or other title retention agreement, or any obligation issued or assumed as full or partial payment for property whether or not secured by purchase money Lien, or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any grace period provided with respect thereto, or shall default in the performance of any other agreement, term or condition contained in any agreement under which such obligation is created (or if any other default under any such agreement shall occur and be continuing beyond any period of grace provided with respect thereto) if the effect of such default is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause such obligation to become due prior to its date of maturity; or (e) Any of the following: (i) either of the Borrowers shall be unable to pay its debts as they mature, or shall make an assignment for the benefit of creditors or admit in writing its inability to pay its debts generally as they become due or fail generally to pay its debts as they mature; or (ii) an order, judgment or decree is entered adjudicating either of the Borrowers insolvent or an order for relief under the United States Bankruptcy Code is entered with respect to such Borrower; or (iii) either of the Borrowers shall petition or apply to any Tribunal for the appointment of a trustee, receiver, custodian or liquidator of such Borrower or of any substantial part of the assets of such Borrower or shall commence any proceedings relating to such Borrower under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debts, dissolution, or liquidation Law of any jurisdiction, whether now or hereafter in effect; or (iv) any such petition or application shall be filed, or any such proceedings shall be commenced, against either of the Borrowers and such Borrower by any act shall indicate its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree shall be entered appointing any such trustee, receiver, custodian or liquidator, or approving the petition in any such proceedings, and such order, judgment or decree shall remain unstayed and in effect for more than sixty (60) days; or (vi) either of the Borrowers shall fail to make timely payment or deposit of any amount of tax required to be withheld by such Borrower and paid to or deposited to or to the credit of the United States of America pursuant to the provisions of the Internal Revenue Code of 1986, as amended, in respect of any and all wages and salaries paid to employees of such Borrower; or (f) Any final judgment on the merits for the payment of money in an amount in excess of $100,000 shall be outstanding against either of the Borrowers, and such judgment shall remain unstayed and in effect and unpaid for more than thirty (30) days; or (g) Any Reportable Event described in Section 7.15 hereof which Bank determines in good faith might constitute grounds for the termination of a Plan therein described or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan shall have occurred and be continuing thirty (30) days after written notice to such effect shall have been given to Borrowers by Bank, or any such Plan shall be terminated, or a trustee shall be appointed by an appropriate United States District Court to administer any such Plan or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any such Plan or to appoint a trustee to administer any such Plan; or (h) Any Guarantor shall give Bank a notice of discontinuance with respect to said Guarantor's Guaranty or otherwise indicate a refusal, unwillingness or inability to perform on the obligations of the Guaranty of such Guarantor; and within ten days after written notice thereof from Bank to the other Guarantors, the other Guarantors have not extended the amount of their Guaranties (allocated in a manner acceptable to the Bank) to an amount sufficient to cover the amount of the Guaranty which the discontinuing Guarantor asserts is not to be covered. (i) Any default or event of default under any of the other Loan Documents. 8.2 Remedies. Upon the occurrence of any Event of Default referred to in Section 8.1(e), the Commitment shall immediately and automatically terminate and the Note and all other Indebtedness shall be immediately due and payable, without notice of any kind. Upon the occurrence of any other Event of Default, and without prejudice to any right or remedy of Bank under this Agreement or the Loan Documents or under applicable Law of under any other instrument or document delivered in connection herewith, Bank may (i) declare the Commitment terminated or (ii) declare the Commitment terminated and declare the Note and the other Indebtedness, or any part thereof, to be forthwith due and payable, whereupon the Note and the other Indebtedness, or such portion as is designated by Bank shall forthwith become due and payable, without presentment, demand, notice or protest of any kind, all of which are hereby expressly waived by Borrowers. No delay or omission on the part of Bank in exercising any power or right hereunder or under the Note, the Loan Documents or under applicable law shall impair such right or power or be construed to be a waiver of any default or any acquiescence therein, nor shall any single or partial exercise by Bank of any such power or right preclude other or further exercise thereof or the exercise of any other such power or right by Bank. In the event that all or part of the Indebtedness becomes or is declared to be forthwith due and payable as herein provided, Bank shall have the right to set off the amount of all the Indebtedness of Borrowers owing to Bank against, and shall have a lien upon and security interest in, all property of either of the Borrowers in Bank's possession at or subsequent to such default, regardless of the capacity in which Bank possesses such property, including but not limited to any balance or share of any deposit, demand, collection or agency account. At any time after the occurrence of any Event of Default, Bank may, at its option, cause an audit of any and/or all of the books, records and documents of Borrowers to be made by auditors satisfactory to Bank at the expense of Borrowers. Bank also shall have, and may exercise, each and every right and remedy granted to it for default under the terms of the other Loan Documents. ARTICLE IX MISCELLANEOUS 9.1 Notices. Unless otherwise provided herein, all notices, requests, consents and demands shall be in writing and shall be either hand-delivered (by courier or otherwise) or mailed by certified mail, postage prepaid, to the respective addresses specified below, or, as to any party, to such other address as may be designated by it in written notice to the other parties: If to Borrowers, to: Red River Energy, L.L.C. 6120 South Yale Suite 813 Tulsa, Oklahoma 74136 Attention: Mr. Robert E. Davis, Jr. (as Agent for all Borrowers) If to Bank, to: Bank of Oklahoma, National Association P. O. Box 2300 Bank of Oklahoma Tower One Williams Center Tulsa, Oklahoma 74192 Attention: Energy Department All notices, requests, consents and demands hereunder will be effective when hand-delivered by Bank to the applicable notice address of Borrowers or when mailed by certified mail, postage prepaid, addressed as aforesaid by either party hereto. 9.2 Place of Payment. All sums payable hereunder shall be paid in immediately available funds to Bank, at its principal banking offices at Bank of Oklahoma Tower, One Williams Center in Tulsa, Oklahoma, or at such other place as Bank shall notify Borrowers in writing. If any interest, principal or other payment falls due on a date other than a Business Day, then (unless otherwise provided herein) such due date shall be extended to the next succeeding Business Day, and such extension of time will in such case be included in computing interest, if any, in connection with such payment. 9.3 Survival of Agreements. All covenants, agreements, representations and warranties made herein shall survive the execution and the delivery of Loan Documents. All statements contained in any certificate or other instrument delivered by Borrowers hereunder shall be deemed to constitute representations and warranties by Borrowers. 9.4 Parties in Interest. All covenants, agreements and obligations contained in this Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, except that neither of the Borrowers may assign its rights or obligations hereunder without the prior written consent of Bank. 9.5 Governing Law. This Agreement and the Note shall be deemed to have been made or incurred under the Laws of the State of Oklahoma and shall be construed and enforced in accordance with and governed by the Laws of Oklahoma. 9.6 SUBMISSION TO JURISDICTION. BORROWERS HEREBY CONSENT TO THE JURISDICTION OF ANY OF THE LOCAL, STATE, AND FEDERAL COURTS LOCATED WITHIN TULSA COUNTY, OKLAHOMA AND WAIVE ANY OBJECTION WHICH BORROWERS MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OR ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH IN SUBSECTION 9.1 HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) BUSINESS DAYS AFTER MAILED OR DELIVERED BY MESSENGER. 9.7 Maximum Interest Rate. Regardless of any provision herein, Bank shall never be entitled to receive, collect or apply, as interest on the Indebtedness any amount in excess of the maximum rate of interest permitted to be charged by Bank by applicable Law, and, in the event Bank shall ever receive, collect or apply, as interest, any such excess, such amount which would be excessive interest shall be applied to other Indebtedness and then to the reduction of principal; and, if the other Indebtedness and principal are paid in full, then any remaining excess shall forthwith be paid to Borrowers. 9.8 No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising, on the part of Bank, any right, power or privilege hereunder or under any other Loan Document or applicable Law shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege of Bank. The rights and remedies herein provided are cumulative and not exclusive of any other rights or remedies provided by any other instrument or by law. No amendment, modification or waiver of any provision of this Agreement or any other Loan Document shall be effective unless the same shall be in writing and signed by Bank. No notice to or demand on Borrowers in any case shall entitle Borrowers to any other or further notice or demand in similar or other circumstances. 9.9 Costs. Borrowers agree to pay to Bank on demand all costs, fees and expenses (including without limitation reasonable attorneys fees and legal expenses and the fees of Bank's engineers for evaluating the Mortgaged Property) incurred or accrued by Banking connection with the preparation, execution, closing, delivery, filing, recording and administration of this Agreement, the Note, the Security Instruments and the other Loan Documents, or any amendment, waiver, consent or modification thereto or thereof, or any enforcement thereof. In any action to enforce or construe the provisions of this Agreement or any of the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys' fees and all costs and expenses related thereto. 9.10 Headings. The article and section headings of this Agreement are for convenience of reference only and shall not constitute a part of the text hereof nor alter or otherwise affect the meaning hereof. 9.11 Severability. The unenforceability or invalidity as determined by a Tribunal of competent jurisdiction, of any provision or provisions of this Agreement shall not render unenforceable or invalid any other provision or provisions hereof. 9.12 Exceptions to Covenants. Borrowers shall not be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein. 9.13 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. 9.14 WAIVER OF JURY. BORROWERS FULLY, VOLUNTARILY AND EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTE, THE MORTGAGE OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED (OR WHICH MAY IN THE FUTURE BE DELIVERED) IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT. BORROWERS AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Tulsa, Oklahoma effective as of the day and year first above written by the undersigned duly authorized officer of the Borrowers RED RIVER ENERGY, L.L.C., an Oklahoma limited liability company By Robert E. Davis, Jr., Executive Vice President and Chief Financial Officer "Energy" RED RIVER FIELD SERVICES, L.L.C., an Oklahoma limited liability company By Robert E. Davis, Jr., Executive Vice President and Chief Financial Officer "Services" (collectively the "Borrowers") BANK OF OKLAHOMA, NATIONAL ASSOCIATION By Kevin A. Humphrey, Vice President "Bank" 613201v4 RATIFICATION BY GUARANTORS The undersigned Guarantors hereby ratify and confirm the continuing effectiveness and enforceability of their respective Limited Guaranty instruments dated as of August 5, 1998 (annexed as Exhibits H-1 through H-6, inclusive, to the Revolving Credit Agreement between Red River Energy, L.L.C., as borrower ("Energy"), and Bank of Oklahoma, National Association, as lender, dated as of August 5, 1998) for the Indebtedness (including the Note) more particularly described and defined in that certain First Amended and Restated Revolving Credit Agreement between and among Energy and Red River Field Services, L.L.C., an Oklahoma limited liability company, as borrowers, and BOK, as lender, dated as of even date herewith, for the respective maximum principal amounts therein specified with the same force and effect as if fully restated herein. Dated as of March 30, 1999. Rolf Hufnagel Janet L. McGehee Robert E. Davis, Jr. Billy L. Baysinger Stephen J. Vogel Brent A. Biggs (collectively the "Guarantors") EXHIBITS Exhibit A - Revolving Credit Note Exhibit B - Revolving Loan Request and Certification (the "Request") Exhibit C - Other Indebtedness Exhibit D - Litigation Exhibit E - Take or Pay Disputes Exhibit F - Ownership of Mortgaged Property Exhibit G - Libor Option Rate Sheet EXHIBIT C OTHER INDEBTEDNESS NONE EXHIBIT D LITIGATION NONE EXHIBIT E TAKE OR PAY DISPUTES NONE EXHIBIT F OWNERSHIP OF MCINTOSH PROPERTY - ---------------------------------------- ------------------------------------- ------------------------------------- Well or Unit Name GWI NRI - ---------------------------------------- ------------------------------------- ------------------------------------- EXHIBIT G LIBOR OPTION RATE SHEET